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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 25, 2002
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



         1-1511                                          38-0533580
         ---------                                       ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan           48034
------------------------------------------------           -----
   (Address of principal executive offices)             (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

The Board of Directors of Federal-Mogul Corporation ("FMO") has appointed Jane
L. Warner to the company's board of directors, effective immediately.

On February 25, 2002, FMO issued a press release related to the foregoing, which is attached hereto as an exhibit and incorporated herein by reference.

                                  EXHIBIT INDEX
                                  -------------

99.      Press release dated February 25, 2002.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 25, 2002




                                    FEDERAL-MOGUL CORPORATION



                                    By:     /s/ David M. Sherbin
                                        ---------------------------------------
                                        Name:  David M. Sherbin
                                        Title:  Vice President,
                                                Deputy General Counsel
                                                and Secretary





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